UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2023

American Water Works Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1 Water Street

Camden, NJ 08102-1658

(Address of principal executive offices, including zip code)

(856) 955-4001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On March 3, 2023, American Water Works Company, Inc. (“American Water”) sold 12,650,000 shares (the “Shares”) of American Water’s common stock, par value $0.01 per share pursuant to an Underwriting Agreement, dated February 28, 2023 (the “Underwriting Agreement”), by and among American Water, and BofA Securities, Inc., Wells Fargo Securities, LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein (the “Underwriters”), which includes 1,650,000 shares of common stock purchased by the Underwriters from American Water pursuant to the exercise in full under the Underwriting Agreement of a 30-day option to purchase such shares.

The Shares were registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (File No. 333-253484). At the closing of this offering on March 3, 2023, American Water received, after deduction of the underwriting discount and before deduction of offering expenses, net proceeds of approximately $1,688.4 million. American Water intends to use the net proceeds of the offering to repay short-term commercial paper obligations of American Water Capital Corp., the wholly owned finance subsidiary of American Water, and for general corporate purposes.

This Current Report on Form 8-K is being filed to report the closing of the offering summarized herein and to include, as exhibits, certain documents executed in connection with the sale of the Shares.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits

The following exhibits to this Current Report have been provided herewith as noted below:

Exhibit No.	Description

1.1*	Underwriting Agreement, dated February 28, 2023, by and among American Water, BofA Securities, Inc., Wells Fargo Securities, LLC, and RBC Capital Markets, LLC, as representatives of the several underwriters named therein.

5.1*	Opinion of Morgan, Lewis & Bockius LLP.

23.1*	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (the cover page XBRL tags are included and formatted as Inline XBRL).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated: March 3, 2023	By:	/s/ JOHN C. GRIFFITH
John C. Griffith
Executive Vice President and Chief Financial Officer